UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

FORM 8K
_________________

Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2012

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Tower 1 Ste 3100, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 25, 2012, the Company's management and the Audit Committee of its Board of Directors, after discussions with the Company's independent registered public accounting firm, concluded that the Company did not accurately use the guidance from ASC 470-20 (“Debt with Conversion and Other Options”) as it relates to the accounting of its Series B convertible debt issued in Fiscal Year 2011.  Previously the Company did not account for the beneficial conversion feature of the Series B debt.   It is management’s belief that for the year ended December 31, 2011, the beneficial conversion feature increased both the Company’s additional paid in capital account and the discount on the Series B note by $1,490,000, and increased interest expense by $86,000, thereby resulting in a necessary restatement of the Company’s Balance Sheet and Statement of Operations as of December 31, 2011.  The Company also reclassified its $76,000 purchase of the Company’s stock from Cash Flows from Investing Activities to Cash Flows from Financing Activities.  This change and reclassification between the Company’s debt and equity accounts will also cause the Company to amend its March 31, 2012 10-Q filing.

As a result, the Company anticipates it will shortly file restated financial statements for the 2011 fiscal year within its 2011 Form 10-K/A and its restated statements for March 31, 2012 within its March 31, 2012 10-Q/A. Accordingly, the Company's financial statements and the related report of the independent registered public accounting firm included in the Company's Form 10-K for the year ended December 31, 2011 should no longer be relied upon.

The Company believes that the restatement reflects technical accounting adjustments only.  The Company believes that the restatement does not reflect any material economic impact on the Company, any trends in the Company's business or any current or prospective impact on the Company's results of operations.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Management proposed restated December 31, 2011 financial statements*
99.2	Management proposed restated March 31, 2012 financial statements*
____________________ *Filed herewith, and subject to auditor review

Forward Looking Statements
Certain statements in this report, including the Company's estimates regarding the time for filing and impact of the restatement on the Company's financial statements and information about the potential reduction of the deferred tax asset and other future impacts are forward-looking statements under the Private Securities Litigation Reform Act of 1995 that reflect management's views with respect to future events and financial performance. These statements are based on management's current expectations and are subject to risks and uncertainties, including future events and additional facts that the Company may obtain after the date of this report. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: July 25, 2012	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer